Exhibit 99.1

GSI Group Reiterates and Provides Further Detail on Previous Estimates of

Second Quarter 2010 Revenues and Adjusted EBITDA

BEDFORD, MA June 30, 2010—GSI Group Inc. (Pink Sheets: GSIGQ ) (the “Company” or “GSI”) In connection with the Company’s rights offering (the “Rights Offering”) currently being conducted pursuant to the Company’s Final Fourth Modified Joint Chapter 11 Plan of Reorganization (the “Plan”) confirmed by the United States Bankruptcy Court for the District of Delaware on May 27, 2010, the Company disclosed that it estimated that its revenues for the second quarter of 2010 ending July 2, 2010 would fall within a range of $81 million to $89 million and that its adjusted EBITDA for the second quarter of 2010 would fall within a range of $13 million to $17 million; both amounts are before giving effect to any adjustments associated with the restatement of the Company’s interim and annual financial statements for the fiscal years 2006, 2007 and 2008. Based upon results to date, the Company expects revenues and adjusted EBITDA for the second quarter of 2010 to fall in the middle of the previously disclosed ranges. The Company has not updated the projections completed by the Company in February 2010 and included in the rights offering materials distributed to its shareholders and disclosed on a Form 8-K on June 4, 2010 (the “Projections”) due to the continued uncertainties surrounding the longer-term global economic environment and potential impact of those uncertainties on the Company’ future operating performance. However, there are indications that the trend suggested by the preliminary results for the first quarter of 2010 and the expected results for the second quarter of 2010 will continue into the third quarter of 2010. If this is the case, the estimated revenues and adjusted EBITDA for fiscal year 2010 included in the Projections would be exceeded. The Projections and the trend suggested by the operating results of the first and second quarters of 2010 do not give effect to any adjustments associated with the restatement of the Company’s interim and annual financial statements for the fiscal years 2006, 2007, and 2008.

The Company also expects that, as a result of completing intra-company distributions, it will have sufficient operating capital upon emergence from bankruptcy and does not expect to require a working capital credit facility in order to emerge from bankruptcy. However, there can be no assurances that the Company would not require a working capital facility in the future to be able to adequately respond to business challenges or opportunities that may arise, including but not limited to the need to develop new products or enhance its existing products, maintaining or expanding research and development projects, the need to build inventory or invest other cash to support business growth and opportunities to acquire complementary businesses and technologies.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained or incorporated by reference herein that do not relate to matters of historical fact should be considered forward-looking statements and generally can be identified by words such as “anticipates,” “believes,” “expects,” “intends,” “future,” “could,” “estimates,” “plans,” “will,” “would,” “should,” “potential,” “continues” and similar words or expressions (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding:

•	the Company’s projected results for the second quarter of 2010;
•	the Company’s projections of trends for the third quarter of 2010 and the Projections;
•	the relative financial health of the Company;
•	the Company’s industry position and its ability to operate successfully as markets recover;
•	the completion of the Company’s reorganization proceedings under title 11 of the United States Code in the Bankruptcy Court;
•	the completion of the transactions contemplated by the Plan including the Rights Offering;
•	the adequacy of cash flows from operations and available cash;
•	the impact of the reorganization on the Company’s general liquidity; and
•	other statements that are not historical facts.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, uncertainties, assumptions and other factors that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. These risks, uncertainties, assumptions and other factors include, but are not limited to, the following:

•	the completion of the transactions contemplated by the Plan, including the Rights Offering;
•	the ability of the Company to successfully emerge from the Chapter 11 bankruptcy proceedings;
•

the occurrence of any event, change or other circumstance that could give rise to the termination of the Restructuring Plan Support Agreement, dated as of May 14, 2010, that the Company has entered into with the Consenting Noteholders, the Equity Committee and the Committee Members;

•	the Company’s ability to improve its liquidity and the impact of the reorganization on the Company’s general liquidity;
•	the impact of the Chapter 11 bankruptcy proceedings on the Company’s business, financial condition, results of operations or employee retention;
•	the Company’s ability to identify and manage weaknesses in internal controls;
•	changes in accounting standards;
•	the Company’s ability to properly identify the timing of when revenue should be recognized;
•	the Company’s ability to complete and file its delayed periodic reports with the United States Securities and Exchange Commission (the “SEC”) on a timely basis;
•	the risks of existing and future litigation and governmental or other regulatory inquiry or proceedings arising out of or related to the Company’s revenue recognition practices;
•	the relative financial health of the Company;
•	the Company’s capital resources and the adequacy thereof;
•	the Company’s ability to grow in the future and generate meaningful shareholder value;
•	the highly unpredictable nature of the semiconductor and electronics materials processing industry;
•	the Company’s ability to manage its significant indebtedness in light of current economic and business conditions;
•	the Company’s ability to reduce operating expenses and achieve anticipated cost reductions and savings;
•	the Company’s ability to quickly increase manufacturing capacity and promptly respond to fluctuating product demands;
•	the Company’s need to invest in research and development;
•	the Company’s ability to develop and deliver new competitive technology and enhancements and customer acceptance thereof;
•	the effects of competition;
•	risks related to consolidation of operations and the integration of operations and employees of acquired businesses, including the continued integration of Excel Technology, Inc. (“Excel”); and
•	the Company’s ability to recognize synergies of acquired businesses, including Excel.

Any forward-looking statement made by the Company in this press release speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s subsequent filings with the SEC made prior to or after the date hereof, including the Company’s current report on Form 8-K filed with the SEC on June 4, 2010.